Seifi Ghasemi Chairman, President and Chief Executive Officer September 18, 2014 Create Shareholder Value Exhibit 99.1

Forward looking statements
Note: This presentation contains "forward-looking statements" within the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, including statements about earnings guidance, business outlook and the Company's future plans, objectives, estimates and goals.  Such statements address future conditions including concerning profitability, operations, capital expenditures, cashflow and earnings. These forward-
looking statements are based on management's reasonable expectations and assumptions as of the date of this release. Actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors not anticipated by management, including, without limitation, weakening global or regional economic conditions; future financial and operating performance of major customers or end markets; the Company's ability to identify future markets and successfully expand existing ones; unanticipated contract terminations or customer cancellations or postponement of projects and sales; the impact of competitive products and pricing; unexpected changes in raw material supply and markets; unanticipated asset impairments or losses; the ability to recover increased energy and raw material costs from customers; costs and outcomes of litigation or regulatory investigations;
the cost and impact of management and organizational changes, including the impact on the Company's ability to retain qualified personnel; the success of restructuring and cost reduction programs; the Company's ability to successfully develop and execute new projects and technologies; significant fluctuations in interest rates and foreign currencies from that currently anticipated; political risks, including the risks of unanticipated government actions that may result in project delays, cancellations or expropriations; the impact of changes in environmental, tax or other legislation and regulatory activities in jurisdictions in which the Company and its affiliates operate; and other risk factors described in the Company's Form 10-K for its fiscal year ended
September 30, 2013. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release to reflect any change in the Company's assumptions, beliefs or expectations or any change in events, conditions, or circumstances upon which any such forward-looking statements are based.
All financial figures are FY13 unless noted otherwise.

$10.2
billion in sales
21,600
employees
50+
countries
273
on Fortune 500 list
7+
decades
in business
170,000+
customers
1800
miles of industrial
gas pipeline
750+
production
facilities
30+
industries
served
Air Products today

4 Air Products global presence 41% U.S./Canada 26% Europe 25% Asia 8% Latin America

5 First 75 Days

•
Air Products has the people, technologies, and
geographic footprint to deliver industry-leading
performance
• The people of Air Products are ready for the
significant changes necessary to regain the
leadership position we enjoyed 20 years ago
• We will unlock the value potential through a
management approach that empowers and
motivates our employees

Observations – First 75 Days

7 Moving Forward

Today’s Agenda 8 Strategy Path Forward • Mission • Our Goal • Management Principles • Our Plan • Q4 FY14 • Summary • Competitive Advantage

Our Mission 9 Create Shareholder Value

Air Products will be the safest and the most profitable industrial gas company in the world, providing excellent service to our customers 10 Our Goal

• The only acceptable goal is zero accidents • Maintaining a safe workplace is a fundamental and moral responsibility 11 Safest

As measured by: • EBITDA as a percent of Sales • Operating Profit as a percent of Sales • Return on Capital 12 Most Profitable

Air Products will be the safest and the most profitable industrial gas company in the world, providing excellent service to our customers 13 Our Goal

14 Management Principles

Management Principles

CEO Focus
Capital allocation is the most important
job of the CEO
Operating
Model
Decentralized organization releases
entrepreneurial energy and minimizes
costs and politics
Shareholder
Value
Cash is king; cash flow drives long-term value
What counts in the long term is the increase
in per share value of our stock, not size or
growth

16 Our Plan

17 Our 5 Point Plan Focus on the Core Restructure the Organization Change Company Culture Control Capital / Costs Align Rewards

• We are an Industrial Gas company and will
continue to be going forward
•
Strengthen our integrated supply
networks and
build density
•
Selective geographic participation
where we
are advantaged
• Sale of gas and sale of equipment at attractive
returns

Our Plan – Focus on the Core

Our Plan – Focus on the Core

Products
Integrated Supply Modes
Our Core
Businesses
Participate
based on
Profitability
• Performance Materials & Electronic
Materials
• Energy-from-Waste
• Atmospheric Gases: O
2
, N
2
, Ar
• Process & Specialty Gases: H
2
, He, CO
2
• Equipment: LNG, He Containers
• Onsite / Pipeline, Liquid / Bulk, Packaged

• Decentralized organization
• Geographic focus and alignment
• Empowered and accountable business managers
• Reduced and streamlined management layers
• Detailed operating metrics

2.  Our Plan – Restructure Organization

Our Plan – Reporting Segments

Energy from
Waste
Gases -
Americas
Gases -
EMEA
Global
Gases
Corporate
Materials
Technologies
Gases -
Asia
$3,900
38%
$2,100
21%
$1,600
16%
$310
3%
$420
4%
n/a $1,900
18%
Industrial Gases
(FY13 Revenue $MM, %)

Chairman, President
& CEO
S. Ghasemi
Our Plan – New Organization
22
SVP & CAO
J. Stanley
SVP & CFO
S. Crocco
VP
Energy from Waste
D. Taylor
VP
HR
J. Grant
President
Americas
C. Painter
President
EMEA
I. Bols
VP
Ops. Excel.
R. Boocock
Joint Ventures
S. Ghasemi
Mexico
India
Thailand
S. Africa
Italy
EVP
Materials Tech.
G. Novo
VP
Perf. Mat.
R. Thomas
VP
Elect. Mat.
W. Mitchell
President
Asia
W. Mok
EVP
Industrial Gases
C. Painter
SVP
Eng. & Mfg.
P. Mattimore
VP
HyCO & LASU COE
J. Byrne
VP
Corp. Dev.
K. Klein

3.  Our Plan – Change Culture

Self-Confidence
• Every employee at Air Products is as
capable, or more capable than, any
one of our competitors’ employees
• As a team, we can and will be the best
• We are a team working together to win
• We are not just doing a job, we are
committed to excellence
Safety
• Enjoyable place to work
• Encourages people to get involved
• Disciplined approach to every job
• More efficient and profitable operation
Simplicity
• Simple and clear structure
• Simple work and decision-making
processes
• Simple and well-understood reward
system based on areas of
responsibility
Speed
• Get it done
• Sense of urgency
• Fast response to customer needs
• Once a decision is made, implement!

Capital Allocation
• We will not spend more than we can afford
• We have raised required project returns and
lowered delegations of authority for capital spend
Cost / Efficiency Program
• Reduce Corporate overhead
• Drive operational improvement across the network

4.  Our Plan – Control Capital / Costs

• Annual incentive plan based on aggressive EBITDA
targets at business unit level
• Long-term equity plan totally aligned with
shareholder value creation
• Significant stock ownership by senior
management

5.  Our Plan – Align Rewards

Our Plan – 5 Point Plan Summary

Restructure
Organization
Decentralize
Geographic
alignment
Control
Capital/Costs
Capex
Hurdle rates
Corporate
cost
Ops. / Dist.
efficiency
Change
Culture
Safety
Simplicity
Speed
Self-confidence
Align
Rewards
Reward
performance
EBITDA / value
creation target
Focus on
the Core
Industrial
gases
Key
geographies

27 Fourth Quarter Guidance

• Guidance was $1.60 - $1.65 EPS • Today we are reconfirming our guidance; midpoint would be the highest quarterly earnings the Company has ever achieved by over 10% 28 Fiscal Year 2014 – 4th Quarter

Summary 29 Mission Create value for shareholders Our Goal Be the safest and most profitable Management Principles Cash is king Capital allocation Decentralized organization

Summary
Our Plan
Industrial gases Focus on the Core
Geographic focus Restructure the Organization
Safest, Simplicity, Speed,
Self-confidence
Change Company Culture
Raise hurdle rates /
overhead and efficiency
Control Capital / Costs
EBITDA short-term /
TSR long-term
Align Rewards
1
2
3
4
5

The only sustainable element of long-term competitive advantage is the degree of commitment and motivation of the people in the enterprise 31 Our Competitive Advantage

32 Moving Forward

tell me more Thank you tell me more

Our Plan – Reporting Segments

Energy from
Waste
Gases -
Americas
Gases -
EMEA
Global
Gases
Corporate
Materials
Technologies
Gases -
Asia
$3,900
38%
$2,100
21%
$1,600
16%
$310
3%
$420
4%
n/a $1,900
18%
Industrial Gases
(FY13 Revenue $MM, %)
• Onsite / Pipeline
– Air Separation Unit (ASU) – O
2
, N
2
, Ar
– Hydrogen/HyCO
• Liquid / Bulk – O
2
, N
2
, Ar, He, etc
• Packaged Gases
• Sale of
Equipment
(ASU,
non-cryo)
• Performance
Materials
• Electronics
Materials
• Tees Valley • LNG
Equipment
• Helium
containers
• Corporate
Costs

Appendix: Guidance

EPS Guidance
Diluted
Q4 Guidance EPS
(1)
Q413 GAAP $0.70
Business Restructuring Charge $0.74
Advisory Costs $0.03
Q413 Non GAAP $1.47
Q414 Guidance $1.60-$1.65
% Change 9%-12%
Diluted
Full Year Guidance EPS
(1)
FY13 GAAP $4.73
Business Restructuring Charge $0.74
Advisory Costs $0.03
FY13 Non GAAP $5.50
FY14 Guidance $5.72-$5.77
% Change 4%-5%
(1)
Continuing operations, attributable to Air Products